Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Third Avenue Variable Annuity Class

Supplement dated September 20, 2017
to Prospectus dated April 28, 2017

Effective September 19, 2017, the following information supplements the Portfolio’s Prospectus dated April 28, 2017:

Update of named Portfolio Managers of the Third Avenue Value Portfolio

Effective immediately, the following information supersedes and replaces the information on page 4 of the Prospectus under the heading “Portfolio Managers”.

The existing list of Portfolio Managers will be replaced with the following:

Matthew Fine, Portfolio Manager since September 19, 2017.

Michael Fineman, Portfolio Manager since September 19, 2017.

Effective immediately, the following information supplements and supersedes and replaces any contrary information on pages 10 and 11 of the Prospectus under the heading “Portfolio Managers”.

Matthew Fine, CFA

Mr. Fine is a Co-Portfolio Manager of the Third Avenue Value Fund and the Portfolio Manager of the Third Avenue International Value Fund. Mr. Fine also serves as a member of Third Avenue’s Management Committee.

Mr. Fine joined Third Avenue in 2000 and began working with Third Avenue’s international team in an effort to identify investment opportunities in the wake of the Argentine crisis of 2001. Mr. Fine has extensive global investment experience across developed and developing markets throughout North America, Latin America, Europe and Asia.

Mr. Fine joined Third Avenue’s research and portfolio management team as a research associate, the first position typically held by Third Avenue’s internally developed talent. He became a senior research analyst in 2008, a principal of the firm in 2009 and lead portfolio manager of the Third Avenue International Value Fund in 2014.

Mr. Fine holds a B.A. in Economics from Hamilton College. He is a CFA Charterholder, a member of the New York Society of Security Analysts and a member of the Board of Trustees of Suffield Academy.

Michael Fineman

Mr. Fineman is a Co-Portfolio Manager of the Third Avenue Value Fund. Prior to rejoining Third Avenue in 2017, Mr. Fineman spent eight years with Third Avenue as an analyst, and Portfolio Manager of the Third Avenue Special Situations Fund, L.P. until his departure March 2014. The Special Situations Fund was a private fund focused on equity and credit investment opportunities across the globe.

Mr. Fineman has approximately 28 years of experience investing in equity and debt securities both public and private. Prior to his return to Third Avenue, he was a founding partner of Warren Hall Capital, a private equity and direct lending platform. Prior to 2006, Mr. Fineman was a distressed equity and credit analyst for Sanno Point Capital Management. He had previously worked in the Investment Banking and Restructuring Advisory Services division of Ernst & Young (since acquired by Macquarie Group) where he led corporate restructurings and reorganizations for debtors and creditors. He has ten years' experience as a sell side research analyst for Goldman Sachs, Alex Brown and Raymond James.

Mr. Fineman is currently a Director of Ideal Standard International and has held other board positions, including Director of Liberty Tire Recycling. Mr. Fineman has participated on many ad-hoc creditors’ committees, including LandSource Communities LLC, U.S. Shipping, Grant Forest Products, Building Materials Holding Corporation, Home Products International, and Collins and Aikman.

Mr. Fineman has an M.B.A. from Columbia Business School and a B.S. in Business Administration with honors from the University of Delaware. He is a CFA Charterholder, a Certified Financial Planner® professional, a member of the New York Society of Security Analysts and holds a certification in Distressed Business Valuation.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Third Avenue Variable Annuity Class

Third Avenue Variable Annuity Class Supplement dated September 20, 2017 to Statement of Additional Information dated April 28, 2017

Effective September 19, 2017, the following information supplements the Funds’ Statement of Additional Information dated April 28, 2017:

Effective September 19, 2017, Mr. Rewey and Ms. Lie will no longer manage the Third Avenue Value Portfolio.